Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of November 16, 2020 by and between Medicine Man Technologies, Inc. a Nevada corporation (the “Company”), and each of the investors listed on the Schedule of Buyers attached hereto (each individually a “Buyer” and collectively, the “Buyers”).

WHEREAS:

A.       The Company and the Buyers, severally and not jointly, are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), and Rule 506(b) of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act.

B.       The Buyers, severally and not jointly, wish to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, an aggregate of 12,400 shares (the “Shares”) of the Company’s Series A preferred stock, par value $0.001 per share (the “Preferred Stock”), having the rights, preferences and privileges set forth in the Certificate of Designation, the form of which is attached hereto as Exhibit A (the “Certificate of Designation”), including the conversion of such Preferred Stock into shares of the Company’s common stock, par value $0.001 per share (“Common Stock”). Such purchase and sale of Preferred Stock shall take place in a single closing (the “Closing,”), subject to the terms and conditions of this Agreement.

C.       (i) The Shares and (ii) the shares of Common Stock issued and issuable upon conversion of the Shares in accordance with the terms of the Certificate of Designation (collectively, the “Underlying Shares”), are collectively referred to herein as the “Securities.”

NOW, THEREFORE, the Company and the Buyers hereby agree as follows:

1.                  PURCHASE AND SALE OF SHARES.

(a)               Purchase of Shares. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 5 and 6 below at the Closing, the Company shall issue and sell to the Buyers all of the Shares, and each Buyer, severally and not jointly, agrees to purchase from the Company on the Closing (as defined below), the number of Shares set forth on the signature page hereto executed by such Buyer on the terms set forth herein.

(b)               Closing. The date of the Closing shall be on such date and time as is mutually agreed to by the Company and the Buyers after notification of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 5 and 6 below, and the Closing shall be undertaken remotely by electronic transfer of Closing documentation.

(c)               Purchase Price. The purchase price for the Shares to be purchased by the Buyers at the Closing shall be $1,000 per Share (the “Purchase Price”).

(d)               Form of Payment. On or before the Closing, (i) each Buyer shall pay its aggregate Purchase Price to the Company for the Shares to be issued and sold to such Buyer at the Closing by wire transfer of immediately available funds in accordance with the Company’s written wire instructions; and (ii) the Company shall deliver to each Buyer one or more stock certificates, evidencing the number of Shares such Buyer is purchasing at the Closing, duly executed on behalf of the Company and registered in the name of such Buyer or its designee.

1

2.                  BUYERS’ REPRESENTATIONS AND WARRANTIES. Each Buyer, for itself and for no other Buyer, represents and warrants to the Company that, as of the date hereof and as of the Closing (unless as of a specific date therein, in which case they shall be accurate as of such date):

(a)               No Public Sale or Distribution. The Buyer is (i) acquiring the Shares, and (ii) when issued in accordance with the terms of the Certificate of Designation, will acquire the Underlying Shares, in the ordinary course of its business for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act; provided, however, that by making the representations herein, except as otherwise set forth herein or the other Transaction Documents (as defined in Section 3(b)), the Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act. The Buyer does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities. As used herein, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any governmental entity or any department or agency thereof.

(b)               Buyer Status and Experience. The Buyer is, and on each date on which the Buyer acquires any Underlying Shares it will be, an “accredited investor” as that term is defined in Rule 501(a) of Regulation D (“Accredited Investor”). The Buyer, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the investment in the Securities, and has so evaluated the merits and risks of such investment. The Buyer is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(c)               Reliance on Exemptions. The Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

(d)               Information. The Buyer and its advisors, if any, have been furnished with a copy of the Company’s Confidential Private Placement Memorandum, dated November 6, 2020 (the “Confidential PPM”) and all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Shares that have been requested by the Buyer. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and receive answers from the Company concerning the terms and conditions of the offering of the Securities, the merits and risks of investing in the Securities and the business, finances and operations of the Company. Neither such inquiries nor any other due diligence investigations conducted by the Buyer or its advisors, if any, or its representatives shall modify, amend or affect the Buyer’s right to rely on the Company’s representations and warranties contained herein. The Buyer understands that its investment in the Securities involves a high degree of risk, including the risks outlined in the Confidential PPM. The Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

(e)               No Governmental Review. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

2

(f)                Transfer or Resale. The Buyer understands that: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) the Buyer shall have delivered to the Company (if requested by the Company) an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) the Buyer provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the 1933 Act, as amended, (or a successor rule thereto) (collectively, “Rule 144”); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) except as otherwise provided herein, neither the Company nor any other Person is under any obligation to register the Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. Notwithstanding the foregoing, the Securities may be pledged in connection with a bona fide margin account with a FINRA registered broker/dealer or other loan or financing arrangement with an Accredited Investor secured by the Securities and such pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and if the Buyer effects such a pledge of Securities it shall not be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document, including, without limitation, this Section 2(f).

(g)               Legends. The Buyer understands that the Securities are “restricted securities” under applicable federal and state securities laws and that certificates or other instruments representing Securities except as set forth below, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

[NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN] [THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A FINRA REGISTERED BROKER/DEALER OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

3

No later than two days on which the principal Trading Market (as defined below) is open (“Trading Days”) following the delivery by the Buyer to the Company or its transfer agent of a certificate representing Securities issued with a restrictive legend (such date, the “Legend Removal Date”), such legend shall be removed and the Company shall issue a certificate without such legend to the Buyer or issue to the Buyer such Securities by electronic delivery at the applicable balance account at The Depository Trust Company (“DTC”), if such Securities are DTC-eligible at such time, if (i) such Securities are registered for resale under the 1933 Act and the holder has provided the Company with such documents as are reasonably required by the Company in connection with the removal of the legend, including but not limited to the Buyer’s representation letter indicating an intent to sell, (ii) in connection with a sale, assignment or other transfer, such holder provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the 1933 Act, (iii) the Securities can be sold, assigned or transferred pursuant to Rule 144 without restriction or limitation, including without the requirement to be in compliance with Rule 144(c)(1), or Rule 144A, or (iv) if such legend is not required under applicable requirements of the 1933 Act (including, without limitation, controlling judicial interpretations and pronouncements issued by the SEC). The Company shall be responsible for the fees of its transfer agent and all DTC fees associated with such issuance. If the Company shall fail for any reason or for no reason to issue to such Buyer, a certificate without such legend to such holder or to issue to such Buyer such Securities by electronic delivery at the applicable balance account at DTC, if such Securities are DTC-eligible at such time, on or before the applicable Legend Removal Date, and if after such Legend Removal Date such Buyer purchases (in an open market transaction or otherwise) Securities to deliver in satisfaction of a sale by such Buyer of all or any portion of the Securities that the holder anticipated receiving without legend from the Company, then the Company shall, within five Trading Days after such Buyer’s request and in such Buyer’s discretion, either (i) pay cash to such Buyer in an amount equal to such Buyer’s total purchase price (including brokerage commissions, if any) for the Securities so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such unlegended Securities shall terminate, or (ii) promptly honor its obligation to deliver to such Buyer such unlegended Securities as provided above and pay cash to such Buyer in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number Securities, times (B) any trading price of the Securities selected by such Buyer in writing as in effect at any time during the period beginning on the applicable Legend Removal Date and the date the Company makes the applicable cash payment. The Company shall be responsible for the fees of its transfer agent and all DTC fees associated with such issuance. The Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, in a form mutually acceptable to the Company and each Buyer (the “Irrevocable Transfer Agent Instructions”). The Company represents and warrants that no (x) instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 2(g) and (y) instructions that are contradictory therewith, in each case, will be given by the Company to its transfer agent in connection with this Agreement, and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the other Transaction Documents and applicable law. The Company acknowledges that a breach by it of its obligations under this Section 2(g) will cause irreparable harm to the Buyer. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 2(g) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 2(g), that the Buyer shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

(h)               Validity; Enforcement. The Buyer is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. This Agreement and each other Transaction Document have been duly and validly authorized, executed and delivered on behalf of the Buyer and constitutes the legal, valid and binding obligations of the Buyer enforceable against the Buyer in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(i)                 No Conflicts. The execution, delivery and performance by the Buyer of this Agreement and each other Transaction Document and the consummation by the Buyer of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of the Buyer or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Buyer is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Buyer, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Buyer to perform its obligations hereunder.

4

(j)                 Residency. The Buyer is a resident of the jurisdiction specified on the Schedule of Buyers attached hereto.

(k)               No Conflicts with Sanctions Laws. Neither the Buyer nor any director, officer, employee, agent, affiliate or other person associated with or acting on behalf of the Buyer is, or is directly or indirectly owned or controlled by, a Person that is currently the subject or the target of any sanctions administered or enforced by the U.S. government (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Departments of State or Commerce and including, without limitation, the designation as a “Specially Designated National” or on the “Sectoral Sanctions Identifications List”, collectively “Blocked Persons”), the United Nations Security Council, the European Union, Her Majesty’s Treasury or any other relevant sanctions authority (collectively, “Sanctions Laws”); neither the Buyer, nor any director, officer, employee, agent, affiliate or other person associated with or acting on behalf of the Buyer is located, organized or resident in a country or territory that is the subject or target of a comprehensive embargo or Sanctions Laws prohibiting trade with the country or territory, including, without limitation, Crimea, Cuba, Iran, North Korea, Sudan and Syria (each, a “Sanctioned Country”); neither the Buyer nor any director, officer, employee, agent, affiliate or other person associated with or acting on behalf of the Buyer, acting in any capacity in connection with the operations of the Buyer, conducts any business with or for the benefit of any Blocked Person or engages in making or receiving any contribution of funds, goods or services to, from or for the benefit of any Blocked Person, or deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked or subject to blocking pursuant to any applicable Sanctions Laws. No action of the Buyer in connection with the execution, delivery and performance of this Agreement and the other Transaction Documents or the consummation of any other transaction contemplated hereby or by the other Transaction Documents or the fulfillment of the terms hereof or thereof. For the past five years, the Buyer has not knowingly engaged in and is not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions Laws or with any Sanctioned Country.

3.                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to the Buyers that, as of the date hereof and as of the Closing:

(a)               Organization and Qualification. The Company and each of its “Subsidiaries” (which for purposes of this Agreement means any entity in which the Company, directly or indirectly, owns any of the capital stock or holds an equity or similar interest), if any, are entities duly organized and validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authorization to own their properties and to carry on their business as now being conducted and as presently proposed to be conducted. Each of the Company and each of its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect. As used in this Agreement, “Material Adverse Effect” means any fact, occurrence, circumstance, event or change that, individually or in the aggregate, has had, or would reasonably be expected to have, a material adverse effect on the business, properties, assets, liabilities, operations, results of operations, or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole, or on the transactions contemplated hereby or on the other Transaction Documents or by the agreements and instruments to be entered into in connection herewith or therewith, or on the authority or ability of the Company to perform any of its obligations under any of the Transaction Documents, except to the extent related to: (i) a change in general political, economic, or financial market conditions (except if such conditions have had, or would reasonably be expected to have, a disproportionately adverse effect on the Company and its Subsidiaries, taken as a whole, relative to other Persons operating in the industries in which the Company or its Subsidiaries operate generally); (ii) a change that affected the industries in which the Company or its Subsidiaries operate generally (except if such change has had, or would reasonably be expected to have, a disproportionately adverse effect on the Company or its Subsidiaries, taken as a whole, relative to other Persons operating in the industries in which the Company or its Subsidiaries operate generally); (iii) the announcement or pendency of this Agreement and the transactions contemplated hereby; (iv) any changes after the date of this Agreement in GAAP or Applicable Law or the enforcement, implementation or interpretation thereof (except if such changes have had, or would reasonably be expected to have, a disproportionately adverse effect on the Company or its Subsidiaries, taken as a whole, relative to other Persons operating in the industries in which the Company or its Subsidiaries operate generally); (v) natural disaster, sabotage, acts of terrorism, civil unrest, rioting, looting or war (whether or not declared) or other outbreak of hostilities or escalation thereof; or (vi) the failure of the Company to meet its financial projections. The Company has no Subsidiaries except as set forth in Schedule 3(a). The outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Company or another Subsidiary, if any, free and clear of all liens, preemptive or similar rights, mortgages, defects, claims, pledges, charges, taxes, rights of first refusal, encumbrances, security interests and other encumbrances (collectively, “Liens”) and equities and claims; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in the Subsidiaries are outstanding.

5

(b)               Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the “Transaction Documents”) and to issue the Shares in accordance with the terms hereof and thereof. The execution and delivery of this Agreement and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby have been duly authorized by the Company’s Board of Directors and other than (i) a waiver of certain covenants in the Securities Purchase Agreement, by and between the Company and Dye Capital Cann Holdings, LLC, dated June 5, 2019, as amended by the Amendment to Securities Purchase Agreement, by and between the Company and Dye Capital Cann Holdings, LLC, dated July 15, 2019, as further amended by the Amendment to Securities Purchase Agreement, by and between the Company and Dye Capital Cann Holdings, LLC, dated May 20, 2020 to the full extent required to give effect to the Proposed Transaction (the “Dye SPA Waiver”), (ii) a Form D with the SEC and any other filings as may be required by any state securities agencies, and (iii) the 8-K Filing (collectively, the “Required Filings and Approvals”), no further filing, consent or authorization is required by the Company, its Board of Directors or its stockholders. This Agreement and the other Transaction Documents have been duly executed and delivered by the Company, and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies. Except as set forth in Schedule 3(b) there are no stockholder agreements, voting agreements, or other similar arrangements with respect to the Company’s capital stock to which the Company is a party or, to the actual knowledge after reasonable inquiry of the Company’s chief executive officer, chief financial officer and general counsel, but without any obligation to conduct investigation of anyone outside of the Company or its Subsidiaries (collectively, the “Company’s Knowledge”), between or among any of the Company’s stockholders.

(c)               Issuance of Shares. The issuance of the Shares is duly authorized and, upon issuance in accordance with the terms of the Transaction Documents, the Shares shall be validly issued and free from all preemptive or similar rights (except for those which have been validly waived prior to the date hereof), taxes, liens and charges and other encumbrances with respect to the issue thereof and the Shares shall be fully paid and nonassessable with the holders being entitled to all rights accorded to a holder of Preferred Stock. As of the Closing, a number of shares of Common Stock shall have been duly authorized and reserved for issuance which equals at least the number of shares of Common Stock issuable upon conversion of the Shares. Upon conversion of the Shares in accordance with the terms of the Certificate of Designation, the Underlying Shares when issued will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, taxes, liens, charges and other encumbrances with respect to the issue thereof, with the holders being entitled to the rights accorded to a holder of Common Stock. Assuming the accuracy of each of the representations and warranties set forth in Section 2, the offer and issuance by the Company of the Shares is exempt from registration under the 1933 Act.

(d)               No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Shares and the reservation for issuance and issuance of Underlying Shares) will not (i) result in a violation of the Articles of Incorporation (as defined below) or Bylaws (as defined below) or other organizational documents of the Company or any of its Subsidiaries, any capital stock of the Company or any of its Subsidiaries or bylaws of the Company or any of its Subsidiaries or (ii) except as set forth in Schedule 3(d), conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, other than conflicts or defaults that would not reasonably be expected to have a Material Adverse Effect, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including foreign, federal and state securities laws and regulations and the rules and regulations of the OTCQX market (the “Principal Market”) and including all applicable foreign, federal, state laws, rules and regulations) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, assuming, with respect to subsections (ii) and (iii), the making and receipt of the Required Filings and Approvals, other than violations that would not reasonably be expected to have a Material Adverse Effect.

6

(e)               Consents. Other than the Required Filings and Approvals, the Company is not required to obtain any consent from, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents, in each case, in accordance with the terms hereof or thereof. Other than the Required Filings and Approvals, all consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the Closing (or in the case of filings detailed above, will be made timely after the Closing), and the Company is unaware of any facts or circumstances which might prevent the Company from obtaining or effecting any of the registration, application or filings contemplated by the Transaction Documents. Except as set forth in Schedule 3(e), the Company is not in violation of the listing requirements of the Principal Market and has no knowledge of any facts or circumstances which would reasonably lead to the suspension of quotation of the Common Stock on the Principal Market in the foreseeable future. The issuance by the Company of the Shares shall not have the effect of suspending of quotation of the Common Stock on the Principal Market.

(f)                Acknowledgment Regarding Buyers’ Purchase of Shares. The Company acknowledges and agrees that each Buyer is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that, except as set forth in Schedule 3(f), each Buyer is not (i) an officer or director of the Company or any of its Subsidiaries, (ii) an “affiliate” of the Company or any of its Subsidiaries (as defined in Rule 144), if any, or (iii) to the Company’s Knowledge, a “beneficial owner” of more than 10% of the Common Stock (as defined for purposes of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “1934 Act”)). The Company further acknowledges that each Buyer is not acting as a financial advisor or fiduciary of the Company or any of its Subsidiaries (or in any similar capacity), if any, with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by the Buyers or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the Buyers’ purchase of the Shares. The Company further represents to the Buyers that the Company’s decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

(g)               No General Solicitation; Placement Agent Fees. Neither the Company, nor any of its Subsidiaries or affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Shares. The Company shall be responsible for the payment of any placement agent fees, financial advisory fees, or brokers’ commissions (other than for Persons engaged by any Buyer or any Buyer’s investment advisor) relating to or arising out of the transactions contemplated hereby, in connection with the sale of the Shares. The Company shall pay, and hold the Buyers harmless against, any liability, loss or expense (including, without limitation, reasonable attorney’s fees and out-of-pocket expenses) arising in connection with any such claim.

(h)               No Integrated Offering. None of the Company, its Subsidiaries or any of their affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Shares under the 1933 Act, whether through integration with prior offerings or otherwise. None of the Company, its Subsidiaries, any of their affiliates nor any Person acting on their behalf will take any action or steps that would require registration of the issuance of any of the Securities under the 1933 Act.

(i)                 Application of Takeover Protections; Rights Agreement. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, interested stockholder, business combination, poison pill (including, without limitation, any distribution under a rights agreement) or other similar anti-takeover provision under the Articles of Incorporation, Bylaws or other organizational documents or the laws of the jurisdiction of its formation which is or could become applicable to the Buyers as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Securities and the Buyers’ ownership of the Securities. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Preferred Stock or a change in control of the Company or any of its Subsidiaries.

7

(j)                 SEC Documents; Financial Statements. Except as disclosed in Schedule 3(j), during the two years prior to the date hereof, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act (all of the foregoing filed prior to the date hereof or prior to the Closing, and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). The Company has delivered to each Buyer or its representatives, upon request, true, correct and complete copies of the SEC Documents not available on the EDGAR system. As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act applicable to the Company and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective filing dates, the financial statements of the Company included in the SEC Documents (the “Financial Statements”) complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), consistently applied during the periods involved (except (i) as may be otherwise indicated in such Financial Statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company and its Subsidiaries, as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate). The Company is not currently contemplating to amend or restate any of the Financial Statements, nor is the Company currently aware of facts or circumstances which would require the Company to amend or restate any of the Financial Statements, in each case, in order for any of the Financial Statements to be in material compliance with GAAP and the rules and regulations of the SEC. The Company has not been informed by its independent accountants that they recommend that the Company amend or restate any of the Financial Statements or that there is any need for the Company to amend or restate any of the Financial Statements.

(k)               Absence of Certain Changes. Except as disclosed in Schedule 3(k)(i), since December 31, 2019, there has been no  Material Adverse Effect. Except as disclosed in Schedule 3(k)(ii), since December 31, 2019, neither the Company nor any of its Subsidiaries has (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, in excess of $100,000 outside of the ordinary course of business or (iii) had capital expenditures, individually or in the aggregate, in excess of $100,000. Neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor to the Company’s Knowledge does the Company or any Subsidiary believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. The Company and its Subsidiaries as a whole are not, as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Closing, will not be Insolvent (as defined below). For purposes of this Section 3(k), “Insolvent” means, with respect to any Person, (w) the present fair saleable value of such Person’s assets is less than the amount required to pay such Person’s total Indebtedness (as defined in Section 3(q)), (x) such Person is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (y) such Person intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature or (z) such Person has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.

(l)               No Undisclosed Events, Liabilities, Developments or Circumstances. Since December 31, 2019, no event, liability, development or circumstance has occurred or exists, or is contemplated to occur with respect to the Company, its Subsidiaries, or their respective business, properties, prospects, operations or financial condition, that would constitute a Material Adverse Effect.

8

(m)              Conduct of Business; Regulatory Permits. Neither the Company nor any of its Subsidiaries is in violation of any term of or in default under its Articles of Incorporation, any certificate of designation, preferences or rights of any other outstanding series of preferred stock of the Company or any of its Subsidiaries or Bylaws or their organizational charter, certificate of formation or certificate of incorporation or bylaws, respectively. The Company and each of its Subsidiaries have been in material compliance with all Applicable Laws (as defined below) since the incorporation of the Company and will continue to operate in compliance with all Applicable Laws. “Applicable Law” means applicable provisions of federal, state or local law (including common law), statute, rule, regulation, order, permit, judgment, injunction, decree or other decision of any court or other tribunal or governmental authority legally binding on the Company, its properties, its Subsidiaries, or their properties, including applicable state or local laws with respect to cannabis, all as may be amended, but excluding the Controlled Substances Act (21 U.S.C. §801, et. seq.) federal law that prohibits the cultivation, processing, transportation, sale or possession of Cannabis or parts of Cannabis including particular cannabinoids, the sale or possession of cannabis paraphernalia, or advertising the sale of Cannabis, products containing Cannabis, or Cannabis paraphernalia. “Cannabis” means a plant in the genus Cannabis including Cannabis sativa, Cannabis indica, Cannabis ruderalis, and all subspecies, hybrids, or yet to be discovered subspecies and hybrids, and including the federal law definitions of Marijuana. “Marijuana” means any material, compound, derivative, mixture, product or preparation that contains any quantity of the substances listed on Schedule 1 of the Controlled Substances Act or in its implementing regulations, including without limitation 21 C.F.R. § 1308.11, 21 U.S.C. § 802(6) as “Marihuana” or “Tetrahydrocannabinols,” except Hemp, as defined in 7 U.S.C. § 1639o and except Cannabis Plant Materials defined in 21 C.F.R. 1308.35 or which contains any of their salts, isomers and salts of isomers, or any derivative or mixture thereof or any synthetic equivalent or which would be a “controlled substance analogue” manufactured, formulated, sold, distributed, or marketed with the intent to avoid the provisions of existing drug laws as defined under 21 U.S.C. § 813. The Company and each of its Subsidiaries possess all material certificates, authorizations and permits issued by the appropriate foreign, federal or state regulatory authorities necessary to conduct their respective businesses. All such certificates, authorizations and permits are valid and in full force and effect. During the period since the Company’s Common Stock was designated for quotation on the Principal Market, (i) the Common Stock has been designated for quotation on the Principal Market, (ii) trading in the Common Stock has not been suspended by the SEC or the Principal Market and (iii) the Company has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension of quotation of the Common Stock on the Principal Market.

(n)               Sarbanes-Oxley Act. The Company is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof.

(o)               Transactions With Affiliates. Except as set forth in Schedule 3(o), none of the current officers, directors or employees (including, without limitation, any family member or affiliate thereof) of the Company or any of its Subsidiaries is presently a party to (or has previously been a party to) any transaction with the Company or any of its Subsidiaries (other than for ordinary course services as employees, officers or directors), including any contract, agreement or other arrangement providing for the furnishing of goods or services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the Company’s Knowledge, any corporation, partnership, trust or other Person in which any such officer, director, or employee (or family member or affiliate thereof) has a substantial interest or is an employee, officer, director, trustee or partner.

9

(p)               Equity Capitalization. As of the date hereof, the authorized capital stock of the Company consists of (i) 250,000,000 shares of Common Stock, of which as of the date hereof, ____________ are issued and outstanding, ____________ shares are reserved for issuance pursuant to the Company’s stock option and purchase plans and ____________ shares are reserved for issuance pursuant to securities (other than the aforementioned options) exercisable or exchangeable for, or convertible into, Common Stock and (ii) 10,000,000 shares of preferred stock, par value $0.001 per share, none of which are designated and issued and outstanding. _______ shares of Common Stock are held in treasury. All of such outstanding shares are duly authorized, validly issued and are fully paid and nonassessable. ____________ shares of the Company’s issued and outstanding Common Stock on the date hereof are as of the date hereof owned by Persons who are “affiliates” (as defined in Rule 405 of the 1933 Act) of the Company or any of its Subsidiaries. (i) Except as disclosed in Schedule 3(p), none of the Company’s or any Subsidiary’s capital stock is subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company or any Subsidiary; (ii) except as disclosed in Schedule 3(p), there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries, is or may become bound to issue additional capital stock of the Company or any of its Subsidiaries, or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its Subsidiaries; (iii) except as disclosed in Schedule 3(p), there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of the Company or any of its Subsidiaries, or by which the Company or any of its Subsidiaries, is or may become bound; (iv) except as disclosed in Schedule 3(p), there are no financing statements securing obligations in any amounts filed in connection with the Company or any of its Subsidiaries; (v) except as disclosed in Schedule 3(p), there are no agreements or arrangements (other than as set forth herein) under which the Company or any of its Subsidiaries, is obligated to register the sale of any of their securities under the 1933 Act; (vi) except as disclosed in Schedule 3(p), there are no outstanding securities or instruments of the Company or any of its Subsidiaries, which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (vii) except as disclosed in Schedule 3(p), there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Shares; (viii) except as disclosed in Schedule 3(p), neither the Company nor any Subsidiary, if any, has any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement; and (ix) neither the Company nor any of its Subsidiaries have any material non-public information, including any material liabilities or obligations, that are required to be disclosed in the SEC Documents which are not so disclosed in the SEC Documents. True, correct and complete copies of the Company’s articles of incorporation, as amended and as in effect on the date hereof (the “Articles of Incorporation”), and the Company’s bylaws, as amended and as in effect on the date hereof (the “Bylaws”), and the terms of all securities convertible into, or exercisable or exchangeable for, Common Stock and the material rights of the holders thereof in respect thereto have heretofore been filed as part of the SEC Documents. Except as set forth in Schedule 3(p), each stock option granted by the Company was granted (x) in accordance with the terms of the applicable stock option plan of the Company and (y) with an exercise price at least equal to the fair market value of the Common Stock on the date such stock option would be considered granted under GAAP and applicable law. To the Company’s Knowledge, no stock option granted under the Company’s stock option plan has been backdated. To the Company’s Knowledge, the Company has not granted, and there is no and has been no policy or practice of the Company to grant, stock options prior to, or otherwise coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their financial results or prospects.

10

(q)               Indebtedness and Other Contracts. Neither the Company nor any of its Subsidiaries, (i) except as disclosed in Schedule 3(q), has any outstanding Indebtedness (as defined below), (ii) except as disclosed in the SEC Documents, is a party to any material definitive agreement (as defined in Item 1.01(b) of the Current Report on Form 8-K), or (iii) except as disclosed in Schedule 3(q), neither the Company nor such Subsidiary, nor any other party to a material definitive agreement (as defined in Item 1.01(b) of the Current Report on Form 8-K) is in material violation of any term of, or in default under, such material definitive agreement, including any material definitive agreement relating to any Indebtedness. For purposes of this Agreement: (x) “Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, “capital leases” in accordance with GAAP, consistently applied during the periods involved) (other than trade payables entered into in the ordinary course of business consistent with past practice), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, claim, lien, tax, right of first refusal, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; and (y) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, capital lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

(r)                Absence of Litigation. Except as set forth in the SEC Documents, there is no material action, suit, proceeding, inquiry or investigation before or by the Principal Market, any court, public board, arbitrator, panel, government agency, self-regulatory organization or body pending or, to the Company’s Knowledge, threatened against or affecting the Company or any of its Subsidiaries, the Preferred Stock, the consummation of the Proposed Transaction or any of the Company’s or its Subsidiaries’ officers or directors, whether of a civil or criminal nature or otherwise, in their capacities as such. “Proposed Transaction” means the acquisition by a wholly owned Subsidiary of the Company of substantially all of the assets of the Star Buds Group on substantially the terms disclosed by the Company in its 8-K Filings prior to the date hereof. To the Company’s Knowledge, no director, officer or employee of the Company or any of its Subsidiaries has willfully violated 18 U.S.C. §1519 or engaged in spoliation in reasonable anticipation of litigation. Without limitation of the foregoing, there has not been, and to the Company’s Knowledge, there is not pending, contemplated or anticipated, any inquiry or investigation by the SEC involving the Company, any of its Subsidiaries or any current or former director or officer of the Company or any of its Subsidiaries. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the 1933 Act or the 1934 Act. Neither the Company nor any of its Subsidiaries is subject to any order, writ, judgment, injunction, decree, determination or award of any governmental entity.

(s)               Tax Status. The Company and each of its Subsidiaries (i) has timely made or filed all material foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has timely paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books adequate reserves for the payment of all unpaid taxes. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, except for those being contested in good faith, and the officers of the Company and its Subsidiaries know of no basis for any such claim.

11

(t)               Internal Accounting and Disclosure Controls. The Company and each of its Subsidiaries, maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP, consistently applied during the periods involved, and Applicable Law, and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 under the 1934 Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure. Except as set forth in Schedule 3(s), during the twelve months prior to the date hereof neither the Company nor any of its Subsidiaries, has received any written notice or correspondence from any accountant relating to any material weakness in any part of the system of internal accounting controls of the Company or any of its Subsidiaries.

(u)              Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company or any of its Subsidiaries and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its 1934 Act filings and is not so disclosed or that otherwise has had or would be reasonably likely to have a Material Adverse Effect.

(v)               Investment Company Status. Neither the Company nor any of its Subsidiaries, is, and upon consummation of the sale of the Shares, and for so long as the Buyers hold any Shares, will not be, an “investment company,” an affiliate of an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

(w)             Acknowledgement Regarding Buyers’ Trading Activity. The Company acknowledges and agrees that, except as otherwise set forth herein or in any other Transaction Document, (i) the Buyers have not been asked to agree, nor have the Buyers agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term; (ii) the Buyers, and counter-parties in “derivative” transactions to which any Buyer is a party, directly or indirectly, presently may have a “short” position in the Common Stock; (iii) the Buyers shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction; and (iv) each Buyer may rely on the Company’s obligation to timely deliver shares of Common Stock as and when required pursuant to the Transaction Documents for purposes of effecting trading in the Common Stock of the Company. The Company further understands and acknowledges that (a) the Buyers may engage in hedging and/or trading activities at various times during the period that the Securities are outstanding, and (b) such hedging and/or trading activities, if any, can reduce the value of the existing stockholders’ equity interest in the Company both at and after the time the hedging and/or trading activities are being conducted. The Company acknowledges that such aforementioned hedging and/or trading activities do not constitute a breach of this Agreement or any of the documents executed in connection herewith.

(x)               Manipulation of Price. The Company has not, and, to the Company’s Knowledge, no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result, or that could reasonably be expected to cause or result, in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities (other than to placement agents), (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company, or (iv) paid or agreed to pay any Person for research services with respect to any securities of the Company or any of its Subsidiaries.

(y)               Shell Company Status. The Company is not, and has never been, an issuer identified in, or subject to, Rule 144(i)(1) of the 1933 Act.

12

(z)               Compliance with Anti-Money Laundering Laws. Other than as a result of non-compliance with the Controlled Substances Act (21 U.S.C. §801, et. seq.)that prohibits the cultivation, processing, transportation, sale or possession of Cannabis or parts of Cannabis including particular cannabinoids, the sale or possession of Cannabis paraphernalia, or advertising the sale of Cannabis, products containing Cannabis, or Cannabis paraphernalia, the operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements and all other applicable U.S. and non-U.S. anti-money laundering laws, rules and regulations, including, but not limited to, those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the United States Bank Secrecy Act, as amended by the USA PATRIOT Act of 2001, and the United States Money Laundering Control Act of 1986 (18 U.S.C. §§1956 and 1957), as amended, as well as the implementing rules and regulations promulgated thereunder, and the applicable money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency or self-regulatory body (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the Company’s Knowledge, threatened.

(aa)             Sanctions. Neither the Company nor any of its Subsidiaries, nor any director, officer, employee, agent, affiliate or other person associated with or acting on behalf of the Company or any of its Subsidiaries or affiliates is, or is directly or indirectly owned or controlled by, a Person that is currently the subject or the target of any sanctions administered or enforced by the U.S. government (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Departments of State or Commerce and including, without limitation, the designation as a “Specially Designated National” or on the “Sectoral Sanctions Identifications List”, collectively “Blocked Persons”), the United Nations Security Council, the European Union, Her Majesty’s Treasury or any other relevant sanctions authority (collectively, “Sanctions Laws”); neither the Company, any of its Subsidiaries, nor any director, officer, employee, agent, affiliate or other person associated with or acting on behalf of the Company or any of its Subsidiaries or affiliates, is located, organized or resident in a country or territory that is the subject or target of a comprehensive embargo or Sanctions Laws prohibiting trade with the country or territory, including, without limitation, Crimea, Cuba, Iran, North Korea, Sudan and Syria (each, a “Sanctioned Country”); the Company maintains in effect and enforces policies and procedures designed to ensure compliance by the Company and its Subsidiaries with applicable Sanctions Laws; neither the Company, any of its Subsidiaries, nor any director, officer, employee, agent, affiliate or other person associated with or acting on behalf of the Company or any of its Subsidiaries or affiliates, acting in any capacity in connection with the operations of the Company, conducts any business with or for the benefit of any Blocked Person or engages in making or receiving any contribution of funds, goods or services to, from or for the benefit of any Blocked Person, or deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked or subject to blocking pursuant to any applicable Sanctions Laws; no action of the Company or any of its Subsidiaries in connection with (i) the execution, delivery and performance of this Agreement and the other Transaction Documents, (ii) the issuance and sale of the Securities, or (iii) the direct or indirect use of proceeds from the Securities or the consummation of any other transaction contemplated hereby or by the other Transaction Documents or the fulfillment of the terms hereof or thereof, will result in the proceeds of the transactions contemplated hereby and by the other Transaction Documents being used, or loaned, contributed or otherwise made available, directly or indirectly, to any Subsidiary, joint venture partner or other person or entity, for the purpose of (i) unlawfully funding or facilitating any activities of or business with any person that, at the time of such funding or facilitation, is the subject or target of Sanctions Laws, (ii) unlawfully funding or facilitating any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions Laws. For the past five years, the Company and its Subsidiaries have not knowingly engaged in and are not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions Laws or with any Sanctioned Country.

13

(bb)            Anti-Bribery. Neither the Company nor any of the Subsidiaries has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law. Neither the Company, nor any of its Subsidiaries or affiliates, nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company, or any of its Subsidiaries or affiliates, has (i) used any funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee, to any employee or agent of a private entity with which the Company does or seeks to do business or to foreign or domestic political parties or campaigns, (iii) violated or is in violation of any provision of any Applicable Law implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions or any applicable provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, the U.K. Bribery Act 2010, or any other similar law of any other jurisdiction in which the Company operates its business, including, in each case, the rules and regulations thereunder (the “Anti-Bribery Laws”), (iv) taken, is currently taking or will take any action in furtherance of an offer, payment, gift or anything else of value, directly or indirectly, to any person while knowing that all or some portion of the money or value will be offered, given or promised to anyone to improperly influence official action, to obtain or retain business or otherwise to secure any improper advantage or (v) otherwise made any offer, bribe, rebate, payoff, influence payment, unlawful kickback or other unlawful payment; the Company and each of its respective Subsidiaries has instituted and has maintained, and will continue to maintain, policies and procedures reasonably designed to promote and achieve compliance with the laws referred to in (iii) above and with this representation and warranty; none of the Company, nor any of its Subsidiaries or affiliates will directly or indirectly use the proceeds of the Shares or lend, contribute or otherwise make available such proceeds to any subsidiary, affiliate, joint venture partner or other person or entity for the purpose of financing or facilitating any activity that would violate the laws and regulations referred to in (iii) above; there are, and have been, no allegations, investigations or inquiries with regard to a potential violation of any Anti-Bribery Laws by the Company, its Subsidiaries or affiliates, or any of their respective current or former directors, officers, employees, stockholders, representatives or agents, or other persons acting or purporting to act on their behalf.

(cc)             No Additional Agreements. Except as set forth in Schedule 3(cc), the Company does not have any agreement or understanding with any Buyer with respect to the transactions contemplated by the Transaction Documents.

(dd)            Disclosure. All disclosure provided to the Buyers regarding the Company and its Subsidiaries, their businesses and the transactions contemplated hereby, including the schedules to this Agreement and the Confidential PPM, furnished by or on behalf of the Company or any of its Subsidiaries, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. All of the written information furnished after the date hereof by or on behalf of the Company or any of its Subsidiaries, to the Buyers pursuant to or in connection with this Agreement and the other Transaction Documents, taken as a whole, will be true and correct in all material respects as of the date on which such information is so provided and will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they are made, not misleading. Each press release issued by the Company or any of its Subsidiaries, during the twelve months preceding the date of this Agreement did not at the time of release contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries, or its or their business, properties, liabilities, prospects, operations (including results thereof) or conditions (financial or otherwise), which, under Applicable Law, requires public disclosure at or before the date hereof or announcement by the Company but which has not been so publicly disclosed. The Company understands and confirms that each of the Buyers will rely on the foregoing representations in effecting the transactions of securities of the Company. The Company acknowledges and agrees that the Buyers do not make and have not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 2.

(ee)            No Disqualification Events. With respect to Securities to be offered and sold hereunder in reliance on Rule 506(b) under the 1933 Act, none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the 1933 Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the 1933 Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Buyers a copy of any disclosures provided thereunder.

14

(ff)              Other Covered Persons. Except as set forth on Schedule 3(ff), the Company is not aware of any Person that has been or will be paid (directly or indirectly) remuneration for solicitation of Buyers or potential purchasers in connection with the sale of the Securities.

(gg)            Intellectual Property Rights. The Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, original works of authorship, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights and all applications and registrations therefor (“Intellectual Property Rights”) necessary to conduct their respective businesses as now conducted. To the Company’s Knowledge, there is not any infringement by the Company or its Subsidiaries of Intellectual Property Rights of others. There is no claim, action or proceeding being made or brought, or to the Company’s Knowledge, being threatened, against the Company or any of its Subsidiaries regarding its Intellectual Property Rights, except where such claim, action or proceeding is not reasonably likely to result in a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received any written notice alleging any such infringement or claim, action or proceeding.

(hh)            Title. Each of the Company and its Subsidiaries holds good title, or a valid leasehold interests in, to all real property, leases in real property, facilities or other interests in real property owned or held by the Company or any of its Subsidiaries that is material to the business of the Company (the “Real Property”). The Real Property is free and clear of all Liens and is not subject to any rights of way, building use restrictions, exceptions, variances, reservations, or limitations of any nature except for (a) Liens for current taxes not yet due and payable, (b) zoning laws and other land use restrictions that do not impair the present or anticipated use of the property subject thereto and (c) those that are not likely to result in a Material Adverse Effect. Any Real Property held under lease by the Company or any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere in any material respect with the use made and proposed to be made of such property and buildings by the Company or any of its Subsidiaries.

(ii)               Fixtures and Equipment. Each of the Company and its Subsidiaries (as applicable) has good title to, or a valid leasehold interest in, all material tangible personal property, equipment, improvements, fixtures, and other personal property and appurtenances that are used by the Company or its Subsidiary in connection with the conduct of its business (the “Fixtures and Equipment”). Each of the Company’s and its Subsidiary’s Fixtures and Equipment are structurally sound, are in good operating condition and repair, are adequate for the uses to which they are being put, are not in need of maintenance or repairs except for ordinary, routine maintenance and repairs and are sufficient for the conduct of the Company’s and/or its Subsidiaries’ businesses (as applicable) in the manner as conducted prior to the Closing. Each of the Company and its Subsidiaries owns all of its Fixtures and Equipment free and clear of all Liens except for (i) Liens for current taxes not yet due and payable, and (ii) zoning laws and other land use restrictions that do not impair the present or anticipated use of the property subject thereto.

(jj)               Environmental Laws.

(i)                 The Company and its Subsidiaries (A) are in compliance with any and all Environmental Laws (as defined below), other than those that are not likely to result in a Material Adverse Effect, (B) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (C) are in compliance with all terms and conditions of any such permit, license or approval where, except in each of the foregoing clauses (A), (B) and (C), where the failure to so comply or having such permits, licenses or other approval would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

15

(ii)                No Hazardous Materials:

(1)               to the Company’s Knowledge, have been disposed of or otherwise released by the Company or any of its Subsidiaries from any Real Property of the Company or any of its Subsidiaries in violation of any Environmental Laws; or

(2)               to the Company’s Knowledge, are present on, over, beneath, in or upon any Real Property or any portion thereof in quantities that would constitute a violation of any Environmental Laws. To the Company’s Knowledge, no prior use by the Company or any of its Subsidiaries of any Real Property has occurred that violates any Environmental Laws, which violation would have a Material Adverse Effect.

(iii)               To the Company’s Knowledge, neither the Company nor any of its Subsidiaries knows of any other person who or entity which has stored, treated, recycled, disposed of or otherwise located on any Real Property any Hazardous Materials, including, without limitation, such substances as asbestos and polychlorinated biphenyls.

(iv)               To the Company’s Knowledge, none of the Real Property is on any federal or state “Superfund” list or Liability Information System (“CERCLIS”) list or any state environmental agency list of sites under consideration for CERCLIS, nor subject to any environmental related Liens.

(kk)           Management. During the past five year period, to the Company’s Knowledge, no current named executive officer (as defined in Item 402 of Regulation S-K) or director has been the subject of:

(i)                 a petition under bankruptcy laws or any other insolvency or moratorium law or the appointment by a court of a receiver, fiscal agent or similar officer for such Person, or any partnership in which such person was a general partner, or any corporation or business association of which such person was an executive officer;

(ii)                a conviction in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations that do not relate to driving while intoxicated or driving under the influence);

(iii)              any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining any such person from, or otherwise limiting, the following activities:

(1)               Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the United States Commodity Futures Trading Commission or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(2)               Engaging in any particular type of business practice; or

(3)               Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of securities laws or commodities laws;

(iv)               any order, judgment or decree, not subsequently reversed, suspended or vacated, of any authority barring, suspending or otherwise limiting for more than 60 days the right of any such person to engage in any activity described in the preceding sub paragraph, or to be associated with persons engaged in any such activity;

16

(v)                a finding by a court of competent jurisdiction in a civil action or by the SEC or other authority to have violated any securities law, regulation or decree and the judgment in such civil action or finding by the SEC or any other authority has not been subsequently reversed, suspended or vacated; or

(vi)               a finding by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding has not been subsequently reversed, suspended or vacated.

(ll)              Cybersecurity. The Company and its Subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Company and its Subsidiaries as currently conducted, free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants. The Company and its Subsidiaries have implemented and maintained commercially reasonable physical, technical and administrative controls, policies, procedures, and safeguards to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data, including “Personal Data,” used in connection with their businesses. “Personal Data” means (i) a natural person’s name, street address, telephone number, e-mail address, photograph, social security number or tax identification number, driver’s license number, passport number, credit card number, bank information, or customer or account number; (ii) any information which would qualify as “personally identifying information” under the Federal Trade Commission Act, as amended; (iii) “personal data” as defined by the European Union General Data Protection Regulation (“GDPR”) (EU 2016/679); and (iv) any other piece of information that allows the identification of such natural person, or his or her family, or permits the collection or analysis of any data related to an identified person’s health or sexual orientation. To the Company’s Knowledge, there have been no material breaches, violations, outages or unauthorized uses of or accesses to same, except for those that have been remedied without material cost or liability or the duty to notify any other person, nor any incidents under internal review or investigations relating to the same. The Company and its Subsidiaries are presently in material compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification.

(mm)           Compliance with Data Privacy Laws. The Company and its Subsidiaries are, and at all prior times were, in material compliance with all applicable state and federal data privacy and security laws and regulations, and the Company and its Subsidiaries have taken commercially reasonable actions to prepare to comply with, and since May 25, 2018, have been and currently are in compliance with, the GDPR (EU 2016/679) (collectively, the “Privacy Laws”). To ensure compliance with the Privacy Laws, the Company and its Subsidiaries have in place, comply with, and take appropriate steps reasonably designed to ensure compliance in all material respects with their policies and procedures relating to data privacy and security and the collection, storage, use, disclosure, handling, and analysis of Personal Data (the “Policies”). The Company and its Subsidiaries have at all times made all disclosures to users or customers required by applicable laws and regulatory rules or requirements, and none of such disclosures made or contained in any Policy have, to the Company’s Knowledge, been inaccurate or in violation of any applicable laws and regulatory rules or requirements in any material respect. To the Company’s Knowledge, neither the Company nor any Subsidiary: (i) has received notice of any actual or potential liability under or relating to, or actual or potential violation of, any of the Privacy Laws, and has no knowledge of any event or condition that would reasonably be expected to result in any such notice; (ii) is currently conducting or paying for, in whole or in part, any investigation, remediation, or other corrective action pursuant to any Privacy Law; or (iii) is a party to any order, decree, or agreement that imposes any obligation or liability under any Privacy Law.

(nn)             Transfer Taxes. All transfer, stamp, registration, court or documentary, recording, filing or other similar taxes (other than taxes imposed on or measured by net income (however denominated)) which are required to be paid by the Company in connection with the issuance, registration, sale or transfer of the Securities to be sold to each Buyer hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with in all material respects.

(oo)            Insurance. The Company and each of its Subsidiaries, if any, are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries, if any, are engaged. Neither the Company nor any such Subsidiary, if any, has been refused any insurance coverage sought or applied for and, to the Company’s Knowledge, neither the Company nor any such Subsidiary, if any, has any reason to believe that it will be unable to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

17

(pp)            U.S. Real Property Holding Corporation. Neither the Company nor any of its Subsidiaries, if any, is, or has ever been, a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company and each Subsidiary shall so certify upon a Buyer’s request.

(qq)            No Disagreements with Accountants and Lawyers. There are no material disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers which could affect the Company’s ability to perform any of its obligations under any of the Transaction Documents.

4.                  COVENANTS.

(a)               Best Efforts. Each party hereto shall use its best efforts to timely satisfy each of the conditions to be satisfied by it as provided in Sections 5 and 6.

(b)               Form D and Blue Sky. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to the Buyers promptly after such filing. The Company shall, on or before the Closing, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Buyers at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing. The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or “Blue Sky” laws of the states of the United States following the Closing.

(c)               Reporting Status. Until the date on which no Buyer holds any Shares (the “Reporting Period”), the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act (reports filed in compliance with the time period specified in Rule 12b-25 promulgated under the 1934 Act or SEC or SEC staff issued relief shall be considered timely for this purpose), and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would no longer require or otherwise permit such termination, and the Company shall take all actions necessary to maintain its eligibility to register the Underlying Shares for resale by the Buyers on Form S-1.

(d)               Use of Proceeds. The Company will use the proceeds from the Closing in the manner described in Exhibit D hereto, provided that in no event may the proceeds be used, directly or indirectly, for the redemption or repurchase of any securities of the Company or any of its Subsidiaries or repayment of any Indebtedness.

(e)               Financial Information. The Company agrees to send the following to the Buyers that hold Shares during the Reporting Period (i) unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system, within one Business Day after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K, any Quarterly Reports on Form 10-Q, any Current Reports on Form 8-K (or any analogous reports under the 1934 Act) and any registration statements (other than on Form S-8) or amendments filed pursuant to the 1933 Act, and (ii) copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders. As used herein, “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(f)                Listing. The Company shall promptly secure the listing of all of the Underlying Shares upon each national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed (subject to official notice of issuance) and shall maintain such listing of all Underlying Shares from time to time issuable under the terms of the Preferred Stock. For so long as any Buyer owns any Shares, (i) the Company shall maintain the authorization for quotation of the Common Stock on the Principal Market or The New York Stock Exchange, the NYSE American, the Nasdaq Global Market, the Nasdaq Global Select Market, the OTC Bulletin Board, the OTCQB or the OTCQX (or any successors to any of the foregoing) (“Trading Market”), and (ii) neither the Company nor any of its Subsidiaries shall take any action which would be reasonably expected to result in the suspension of quotation of the Common Stock on the Principal Market other than in connection with, as a result of or after listing of the Common Stock on The New York Stock Exchange, the NYSE American, the Nasdaq Global Market, the Nasdaq Global Select Market, or any other recognized stock exchange in North America, including, without limitation, the Toronto Stock Exchange, the TSX Venture Exchange, the NEO Exchange Inc. or the Canadian Securities Exchange (or any successors to any of the foregoing). The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(f).

18

(g)               Fees. The Company shall be responsible for the payment of any placement agent fees, financial advisory fees, or broker’s commissions (other than those for Persons engaged by any Buyer) relating to or arising out of the transactions contemplated hereby, including, without limitation, any fees or commissions payable to placement agents, including any reasonable legal fees and expenses of such placement agents. The Company shall pay, and hold the Buyers harmless against, any liability, loss or expense (including, without limitation, reasonable attorney’s fees and out-of-pocket expenses) arising in connection with any claim relating to any such payment. Except as otherwise set forth in the Transaction Documents, each party to this Agreement shall bear its own expenses in connection with the sale of the Shares to the Buyers.

(h)               Disclosure of Transactions and Other Material Information. On or before 9:00 AM New York City time four Business Days after the date hereof, the Company shall (A) issue a press release disclosing all material terms of the transactions contemplated hereby and (B) file a Current Report on Form 8-K describing the terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act and attaching the material Transaction Documents to the extent required by law (the “8-K Filing”). Subject to the foregoing, neither the Company or its Subsidiaries nor the Buyers shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Buyers, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by Applicable Law. Except for any registration statement filed in accordance with this Agreement, the 8-K Filing and as required by Applicable Law and Trading Market regulations, without the prior written consent of a Buyer, neither the Company nor any of its Subsidiaries or affiliates shall disclose the name of such Buyer in any filing, announcement, release or otherwise.

(i)                 Reservation of Shares of Common Stock. So long as any Buyer owns any Shares, the Company shall take all action necessary to at all times after the date hereof have authorized, and reserved for the purpose of issuance, no less than the number of shares of Common Stock issuable upon conversion of the Shares then outstanding based on the then current conversion price. If at any time the number of shares of Common Stock so authorized and reserved for issuance is not sufficient to meet the foregoing obligation, the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares of Common Stock, including, without limitation, calling a special meeting of stockholders to authorize additional shares of Common Stock to meet such obligation.

(j)                Buyers Lock-Up. Notwithstanding anything to the contrary contained herein, each Buyer agrees that it will not sell any Underlying Shares prior to the first anniversary of the Original Issue Date. Each Buyer may sell, in the aggregate, (1) up to 25% of the Underlying Shares purchased hereunder at any time following the first anniversary of the Original Issue Date until the eighteen month anniversary of the Original Issue Date, (2) up to 50% of the Underlying Shares purchased hereunder at any time following the eighteen month anniversary of the Original Issue Date until the second anniversary of the Original Issue Date, and (3) all of the Underlying Shares purchased hereunder at any time following the second anniversary of the Original Issue Date; provided, however, that each Buyer may sell all of the Underlying Shares purchased hereunder at any time following the first Listing Event that occurs after the Original Issue Date; provided further, however, that this Section 4(j) shall not apply to a Buyer’s Underlying Shares issued upon conversion of Shares in connection with an Anticipated Change of Control Notice or a Forced Redemption Notice (in the latter case, solely with respect to Underlying Shares issued upon conversion of the Shares that are the subject of such Forced Redemption Notice).

(k)               Notice of Disqualification Events. The Company will notify the Buyers in writing prior to any Closing of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Issuer Covered Person.

(l)                Compliance with Cannabis Law. The Company shall take all action to comply with state cannabis laws and regulations, including making all requisite filings under such laws and regulations as and when required.

19

(m)              Registration.

(i)                 After the earlier to occur of (1) a Listing Event (as defined in the Certificate of Designation), and (2) the date that is 12 months after the Original Issue Date, Buyers holding Shares convertible into shares of Common Stock with a market value that is equal to at least $10,000,000 shall have the right to require the Company at any time, and from time to time, to file a registration statement on Form S-1 (or if eligible to use Form S-3, a registration statement on Form S-3) with the SEC covering the resale of the Underlying Shares (each such registration statement and each registration statement filed pursuant to Section 4(m)(ii), a “Resale Registration Statement”).

(ii)                The Company also agrees that to the extent it files any registration statement with the SEC, other than a registration statement on Form S-8, Form S-4 or Form S-3, it will prior to filing such registration statement, give the Buyers reasonable written notice in order to permit the Buyers to include in such registration statement, the resale of the Underlying Shares; provided, however, that if, solely in connection with any primary underwritten public offering for the account of the Company, the managing underwriter(s) thereof shall, in its reasonable discretion, impose a limitation on the number of Underlying Shares which may be included in such registration statement because, in such underwriter(s)’ judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Company shall be obligated to allocate for inclusion in such registration statement the Underlying Shares of each participating holder of Underlying Shares in direct proportion (as nearly as practicable) to the number of Underlying Shares requested to be included by such holder; provided, however, that the Buyers shall not be disproportionately negatively affected as compared to other holders of Company securities to be registered.

(iii)               The Company will promptly file and use best efforts to cause to become promptly effective such Resale Registration Statement as well as any filings required under any applicable state securities laws or regulations. The Company shall keep such Resale Registration Statement effective until the earlier of (1) such time as all of the Underlying Shares registered for resale under such Resale Registration Statement have been sold pursuant to such Resale Registration Statement or otherwise, or (2) such time as the Underlying Shares registered for resale under such Resale Registration Statement may be sold under Rule 144 without restriction or limitation and without the requirement to be in compliance with Rule 144(c)(1). The Buyers’ right to demand registration of the Underlying Shares shall not terminate until such time as all the Underlying Shares have been registered for resale with the SEC and the Buyers have sold or otherwise transferred to Persons not affiliated with the Buyers all of such Underlying Shares. All costs related to the preparation, filing and effectiveness of such registrations, including accounting and legal fees and expenses (including reasonable fees and expenses of counsel for the Buyers) shall be borne by the Company. The Company will enter into an agreement with the Buyers including customary terms and conditions for any such registration, including customary indemnification provisions.

(iv)               Notwithstanding the foregoing obligations, the Company may, upon written notice to the Buyers, for a reasonable period of time, not to exceed 45 days in the case of clauses (1) and (2) below, or 30 days in the case of clause (3) below (each, a “Suspension Period”), delay the filing of a Resale Registration Statement or a request for acceleration of the effective date, or suspend the effectiveness of any Resale Registration Statement, in the event that (1) the Company is engaged in any activity or transaction or preparations or negotiations for any activity or transaction that the Company desires to keep confidential for business reasons, if the Company’s board of directors determines in its reasonable good faith judgement that the public disclosure requirements imposed on the Company under the Securities Act in connection with the Resale Registration Statement would require at that time disclosure of such activity, transaction, preparations or negotiations and such disclosure could result in material harm to the Company or its business transactions or activities, (2) the Company does not yet have appropriate financial statements of any acquired or to be acquired entities necessary for filing, or (3) any other event occurs that makes any statement of a material fact made in such Resale Registration Statement, including any document incorporated by reference therein, untrue or that requires the making of any additions or changes in the Resale Registration Statement in order to make the statements therein not misleading. The Company may not invoke its right to suspend or delay a registration statement pursuant to this Section 4(m)(iv) more than twice in any twelve month period. If the Company suspends the effectiveness of a Resale Registration Statement pursuant to this Section 4(m)(iv), the Company shall, as promptly as reasonably practicable following the termination of the circumstance which entitled the Company to do so, take such actions as may be necessary to reinstate the effectiveness of such Resale Registration Statement and give written notice to the applicable Buyers authorizing the applicable Buyers to resume offerings and sales pursuant to such Resale Registration Statement.

20

(v)                It shall be a condition precedent to the obligations of the Company to file or effect any Resale Registration Statement pursuant to this Section 4(m) that each Buyer who desires to include Underlying Shares in such Resale Registration Statement shall furnish to the Company such information regarding itself, the Company securities held by it and the intended method of disposition of the Underlying Shares held by it as shall be reasonably required to effect and maintain the effectiveness of the registration of such Resale Registration Statement and shall execute such documents in connection with such registration as the Company may reasonably request.

(vi)              Notwithstanding anything contained herein to the contrary, the Company shall not be obligated to (1) effect a registration pursuant to this Section 4(m) within 90 days after the effective date of a previous registration; (2) effect a registration pursuant to this Section 4(m) unless the request is for a number of shares of Common Stock with a market value that is equal to at least $3,000,000 as of the date of such request; (3) effect a registration if the Company has effected two registrations on a Resale Registration Statement in the 12-month period prior to such request, or (4) file or effect a Resale Registration Statement with respect to any Underlying Shares subject to a registration demand that may be sold under Rule 144 without restriction or limitation and without the requirement to be in compliance with Rule 144(c)(1) limitation.

(n)               Closing Documents. On or prior to 14 calendar days after each Closing, the Company agrees to deliver, or cause to be delivered, to the Buyers a complete closing set of the executed Transaction Documents and any other documents required to be delivered to any party hereto pursuant to Section 6 hereof or otherwise.

(o)               Equity Incentive Plan Limitation. For as long as any Buyer holds any Shares, without the prior written consent of Buyers holding at least a majority of the then-outstanding Shares, the Company shall not have issued and outstanding awards under any equity incentive plan for the issuance of shares of Common Stock representing more than 12% of the then-issued and outstanding shares of Common Stock (calculated on an as-converted, fully-diluted basis, excluding warrants) in the aggregate.

(p)               Regulation M. The Company will not take any action prohibited by Regulation M under the 1934 Act, in connection with the distribution of the Securities contemplated hereby.

(q)              General Solicitation. None of the Company, any of its affiliates (as defined in Rule 501(b) under the 1933 Act) or any person acting on behalf of the Company or such affiliate will solicit any offer to buy or offer or sell the Preferred Stock by means of any form of general solicitation or general advertising within the meaning of Regulation D, including: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio; and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

(r)               Integration. None of the Company, any of its affiliates (as defined in Rule 501(b) under the 1933 Act), or any person acting on behalf of the Company or such affiliate will sell, offer for sale, or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the 1933 Act) which will be integrated with the sale of the Securities in a manner which would require the registration of the Securities under the 1933 Act or require stockholder approval under the rules and regulations of the Principal Market and the Company will take all action that is appropriate or necessary to assure that its offerings of other securities will not be integrated for purposes of the 1933 Act or the rules and regulations of the Principal Market, with the issuance of Securities contemplated hereby.

(s)               Pledge of Securities. The Company acknowledges and agrees that the Securities may be pledged in connection with a bona fide margin account with a FINRA registered broker/dealer or other loan or financing arrangement with an Accredited Investor secured by the Securities and such pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and if the Buyer effects such a pledge of Securities it shall not be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document, including, without limitation, this Section 2(f).

21

5.                  CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

(a)               The obligation of the Company hereunder to issue and sell the Shares to the Buyers at the Closing is subject to the satisfaction, at or before the Closing, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing the Buyers with prior written notice thereof:

(i)                 Each Buyer shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.

(ii)                Each Buyer shall have delivered to the Company such Buyer’s aggregate Purchase Price, for the Shares being purchased by such Buyer at the Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

(iii)               The representations and warranties of each Buyer shall be true and correct as of the date when made and as of the Closing as though made at that time (except for representations and warranties that speak as of a specific date which shall be true and correct as of such specified date), and each Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Closing.

(iv)               The Company shall have received the Dye SPA Waiver.

(v)                The Company shall have raised or otherwise secured a minimum of $72 million of capital from any combination of the sale of shares of Preferred Stock and proceeds to be disbursed to the Company from a loan under a credit facility evidenced by a commitment to lend (provided that such commitment may be subject to conditions to draw on the credit facility and may be funded in tranches; exclusive of original issue discount on the loan).

(vi)               The special committee of the Board of Directors of the Company shall have received an opinion from a financial advisor that the consideration received by the Company for the issuance of the Preferred Stock is fair to the Company, from a financial point of view.

6.                  CONDITIONS TO EACH BUYER’S OBLIGATION TO PURCHASE.

(a)               The obligation of each Buyer hereunder to purchase the Shares that such Buyer is purchasing at the Closing is subject to the satisfaction, at or before the Closing, of each of the following conditions, provided that these conditions are for such Buyer’s sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

(i)                 The Company shall have duly executed and delivered to such Buyer (A) each of the Transaction Documents, and (B) the Shares being purchased by such Buyer at the Closing pursuant to this Agreement.

(ii)                The Company shall have delivered to such Buyer evidence of the filing and acceptance of the Certificate of Designation from the Nevada Secretary of State.

(iii)               The Company shall have delivered to such Buyer a certificate, executed by the Secretary of the Company and dated as of the Closing, as to (i) the resolutions consistent with Section 3(b) as adopted by the Company’s Board of Directors in a form reasonably acceptable to such Buyer, (ii) the Articles of Incorporation and (iii) the Bylaws, each as in effect at the Closing, in the form attached hereto as Exhibit B.

22

(iv)               The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing as though made at that time (except for representations and warranties that speak as of a specific date which shall be true and correct as of such specified date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing. Such Buyer shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer in the form attached hereto as Exhibit C.

(v)                The Common Stock (I) shall be designated for quotation on the Principal Market and (II) shall not have been suspended, as of the Closing, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the Closing, either (A) in writing by the SEC or the Principal Market or (B) by falling below the minimum listing maintenance requirements of the Principal Market.

(vi)               The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Shares and the consummation of the transactions contemplated hereby.

(vii)              The Company shall have delivered to such Buyer such other documents relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request.

(viii)             The Company shall have received the Dye SPA Waiver.

(ix)                The Company shall have raised or otherwise secured a minimum of $72 million of capital from any combination of the sale of shares of Preferred Stock and proceeds to be disbursed to the Company from a loan under a credit facility evidenced by a commitment to lend (provided that such commitment may be subject to conditions to draw on the credit facility and may be funded in tranches; exclusive of original issue discount on the loan).

(x)                All of the conditions precedent to the obligations of the parties to the Proposed Transaction to consummate the Proposed Transaction shall have been satisfied or waived, such that the Proposed Transaction shall close upon the funding pursuant to this Agreement and the Transaction Documents.

7.                  TERMINATION. In the event that the Closing shall not have occurred on or before November 30, 2020 due to the Company’s or the Buyers’ failure to satisfy the conditions set forth in Sections 5 and 6 above (and the nonbreaching party’s failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date by delivering a written notice to that effect to each other party to this Agreement and without liability of any party to any other party; provided, however, that notwithstanding the foregoing the Buyers shall not be deemed to have waived any right to seek damages in respect of any breach of this Agreement by the Company and shall have all remedies available to it pursuant to this Agreement, under law or at equity.

8.                  MISCELLANEOUS.

(a)               Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Nevada, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Nevada or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Nevada. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

23

(b)               Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile or .pdf signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile or .pdf signature.

(c)               Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(d)               Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

(e)               Entire Agreement; Amendments. This Agreement and the other Transaction Documents supersede all other prior oral or written agreements between the Buyers, the Company, their affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement, the other Transaction Documents and the instruments referenced herein and therein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyers makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended or waived other than by an instrument in writing signed by the Company and the Buyers holding a majority of the then-outstanding Shares, and any amendment or waiver to this Agreement made in conformity with the provisions of this Section 8(e) shall be binding on all holders of Securities and the Company; provided, however, that no amendment shall be effective against any Buyer that is disproportionately affected by such amendment as compared to any other Buyer without such Buyer’s written consent; provided, further, that no amendment requiring any Buyer to purchase additional Securities shall be effective against a Buyer without such Buyer’s written consent; provided, further, that no waiver of the provisions of Section 6(a) shall be effective against a Buyer without such Buyer’s written consent. No such amendment shall be effective to the extent that it applies to less than all of the holders of the applicable Securities then outstanding. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration (other than the reimbursement of legal fees) also is offered to all of the parties to the Transaction Documents; provided, however, for clarity, any Person’s participation in a subsequent securities offering of the Company shall not be consideration for this purpose. The Company has not, directly or indirectly, made any agreements with the Buyers relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents. Without limiting the foregoing, the Company confirms that, except as set forth in this Agreement, the Buyers has not made any commitment or promise or has any other obligation to provide any financing to the Company or otherwise. Whenever this Agreement requires the consent or approval of the holders of the Preferred Stock, unless otherwise expressly and specifically set forth in this Agreement, such consent or approval shall require the approval of the Buyers holding a majority of the then-outstanding Shares.

(f)                Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement or any of the other Transaction Documents must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon delivery, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party) or by electronic mail; (iii) upon delivery, when sent by electronic mail (provided that the sending party does not receive an automated rejection notice); or (iv) upon receipt, when sent by overnight courier service, in each case properly addressed to the party to receive the same. The addresses, facsimile numbers and e-mail addresses for such communications shall be:

24

If to the Company:

Medicine Man Technologies, Inc.

4880 Havana Street, Suite 201

Denver, CO 80239

Telephone:       (303) 371-0387

Facsimile:          (303) 371-0598

Attention:         General Counsel

E-mail:               dan@schwazze.com

If to a Buyer, to such Buyer’s address and e-mail address set forth on the Schedule of Buyers hereto, with copies to such Buyer’s representatives as set forth on its signature page hereto. Any notice address, facsimile number or email address for a party may be changed by delivering such other address, facsimile number and/or e-mail address and/or to the attention of such other Person as the specified by written notice given to the Company or the Buyers, as applicable, five calendar days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine or e-mail containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

(g)               Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Buyers holding a majority of the then-outstanding Shares. A Buyer shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company.

(h)               No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(i)                 Survival. Unless this Agreement is terminated under Section 7, the covenants and agreements of the Company and the Buyer shall survive the Closing. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder. The representations and warranties of the Company shall survive the Closing until the two year anniversary thereof.

(j)                 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

25

(k)               Indemnification.

(i)                 In consideration of each Buyer’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Buyer and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, other than special, exemplary, incidental, punitive or consequential damages, including lost profits, diminution in value, damage to reputation or the like unless any such damages are awarded to a third party, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (x) any misrepresentation or breach of any representation or warranty made by the Company or any Subsidiary in this Agreement, or (y) any breach of any covenant, agreement or obligation of the Company or any Subsidiary contained in this Agreement or (z) any untrue or alleged untrue statement of a material fact contained in any Resale Registration Statement or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such Indemnified Liabilities (A) arise primarily out of or is based primarily upon the inaccuracy of any representations and warranties made by such Buyer in this Agreement or (B) are caused by or contained in any information furnished in writing to the Company by a Buyer expressly for use in a Resale Registration Statement or any amendment thereof or supplement thereto. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. Notwithstanding anything to the contrary herein, the Company’s aggregate liability under this Section 8(k) to any Indemnitee shall not exceed the Purchase Price paid by the applicable Buyer.

(ii)                Promptly after receipt by an Indemnitee under this Section 8(k) of notice of the commencement of any action or proceeding (including, without limitation, any governmental action or proceeding) involving an Indemnified Liability, such Indemnitee shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 8(k), deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnitee; provided, however, that an Indemnitee shall have the right to retain its own counsel with the fees and expenses of such counsel to be paid by the indemnifying party if: (x) the indemnifying party has agreed in writing to pay such fees and expenses; (y) the indemnifying party shall have failed promptly to assume the defense of such Indemnified Liability and to employ counsel reasonably satisfactory to such Indemnitee in any such Indemnified Liability; or (z) the named parties to any such Indemnified Liability (including, without limitation, any impleaded parties) include both such Indemnitee and the indemnifying party, and such Indemnitee shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnitee and the indemnifying party (in which case, if such Indemnitee notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, then the indemnifying party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the indemnifying party), provided further that in the case of clause (z) above the indemnifying party shall not be responsible for the reasonable fees and expenses of more than one (1) separate legal counsel for such Indemnitee. The Indemnitee shall reasonably cooperate with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnitee which relates to such Indemnified Liability. The indemnifying party shall keep the Indemnitee reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnitee, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all liability in respect to such Indemnified Liability, and such settlement shall not include any admission as to fault on the part of the Indemnitee. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnitee with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnitee under this Section 8(k), except to the extent that the indemnifying party is materially and adversely prejudiced in its ability to defend such action. The indemnity agreements contained herein shall be in addition to (A) any cause of action or similar right of the Indemnitees against the indemnifying party or others, and (B) any liabilities the indemnifying party may be subject to pursuant to the law.

26

(l)                 Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. Each party hereto agrees that such party and/or its legal counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

(m)             Remedies. The Buyers and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under the Transaction Documents, any remedy at law may prove to be inadequate relief to the Buyers. The Company therefore agrees that the Buyers shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security. The remedies provided in this Agreement and the other Transaction Documents shall be cumulative and in addition to all other remedies available under this Agreement and the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief).

(n)               Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) this Agreement, whenever any Buyer exercises a right, election, demand or option under this Agreement and the Company or any Subsidiary does not timely perform its related obligations within the periods therein provided, then such Buyer may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company or such Subsidiary (as the case may be), any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

(o)               Payment Set Aside. To the extent that the Company makes a payment or payments to a Buyer hereunder or pursuant to any of the other Transaction Documents or a Buyer enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

(p)               Independent Nature of Buyers’ Obligations and Rights. The obligations of each Buyer under any Transaction Document are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance or non-performance of the obligations of any other Buyer under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Buyer pursuant hereto or thereto, shall be deemed to constitute the Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceedings for such purpose. Each Buyer has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents. The Company has elected to provide all Buyers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Buyers. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and the Buyer, solely, and not between the Company and the Buyers collectively and not between and among the Buyers.

(q)               Enforcement Fees. The prevailing party in any dispute under or relating to this Agreement shall have the right to collect from the other all costs and expenses incurred by such prevailing party as a result of enforcement of this Agreement and the collection of any amounts owed to such prevailing party hereunder (whether in cash, equity or otherwise), including, without limitation, reasonable attorneys’ fees and expenses.

[Signature Page(s) Follows]

27

IN WITNESS WHEREOF, the Buyers and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:

MEDICINE MAN TECHNOLOGIES, INC.

By:	/s/ Leonardo Riera
Name: Leonardo Riera
Title: Member of the Special Committee Member

28

IN WITNESS WHEREOF, the Buyers and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYERS:

Dye Capital Cann Holdings II, LLC

By:	/s/ Justin Dye
Name: Justin Dye
Title: Managing Member

Copies of notices to:

Attention: Justin Dye
Email: Dye Capital

29